UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): April 2, 2004




                            JUPITERMEDIA CORPORATION
                            ------------------------
             (Exact name of registrant as specified in its charter)


    Delaware                000-26393                       06-1542480
    --------                ---------                       ----------
(State or other         (Commission File                  (IRS Employer
jurisdiction of              Number)                    Identification No.)
incorporation)


        23 Old Kings Highway South, Darien, CT                  06820
        ----------------------------------------
        (Address of principal executive offices)              (Zip Code)



        Registrant's telephone number, including area code: (203) 662-2800
                                                            --------------




                                 Not Applicable
          (Former name or former address, if changed since last report)


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Item 9. Regulation FD Disclosure.

On April 2, 2004, Jupitermedia Corporation announced that it had completed the acquisition of the assets of Comstock, Inc. (d/b/a Comstock Images). As a result of the acquisition, Jupitermedia Corporation also updated its financial guidance for fiscal year 2004. A copy of the press release is attached hereto as Exhibit 99.1.

The furnishing of this information shall not be deemed an admission as to the materiality of the information included in this Current Report. This information is not filed but is furnished pursuant to Regulation FD.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        JUPITERMEDIA CORPORATION


                                        By /s/ Christopher S. Cardell
                                           ---------------------------
                                           Christopher S. Cardell
                                           President and Chief Operating Officer


Date:  April 2, 2004


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                                  EXHIBIT INDEX


Exhibit:
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99.1   Press Release, dated April 2, 2004, of Jupitermedia Corporation